                                                                   Exhibit 10.70

                          REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the "Agreement") is made as of the date set forth below by and among ARCADIA RESOURCES, INC., a Nevada Corporation ("Arcadia"), PRAIRIE STONE PHARMACY, LLC, a Delaware limited liability company ("Company"), and AMERISOURCEBERGEN DRUG CORPORATION, a Delaware corporation ("ABDC"), LUNDS, INC., a Minnesota corporation ("Lunds"), LFHI RX, LLC, a Minnesota limited liability company ("Lunds Rx"), MARVIN R. RICHARDSON, a Minnesota resident ("Richardson"), JOHN J. BRADY, an Indiana resident ("Brady") and LEWIS P. ZEIDNER, a Minnesota resident ("Zeidner"), in conjunction with a Limited Liability Ownership Interest Purchase Agreement (the "Purchase Agreement") dated as of January 28, 2007. ABDC, Lunds, Lunds Rx, Richardson, Brady and Zeidner are each individually referred to herein as a "Seller" and collectively and jointly and severally referred to herein as the "Sellers." Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

                                    RECITALS

     WHEREAS, Arcadia has purchased all the issued and outstanding units, ownership interests and other equity securities of the Company (the "TRANSACTION"); and

     WHEREAS, as consideration for the Transaction, the Sellers have received, at Closing, 8,000,000 shares of the Common Stock of Arcadia, $0.001 par value, and ABDC has received at Closing 1,926,337 shares of the Common Stock of Arcadia, $0.001 par value in satisfaction of certain debts of the Company to ABDC (collectively, the "CLOSING SHARES"); and

     WHEREAS, subject to and under the terms of the Purchase Agreement, the Sellers are potentially eligible to receive, on certain future dates, up to 10,073,663 shares of the Common Stock of Arcadia, $0.001 par value, in addition to the Closing Shares (the "ADDITIONAL SHARES," and together with the Closing Shares, the "SHARES"); and

     WHEREAS, the execution and delivery of this Agreement by Arcadia is a condition to the completion of the Transaction.

          NOW, THEREFORE, the parties hereto agree as follows:

     1. REGISTRATION PROCEDURES AND EXPENSES. Arcadia shall:

               (A) subject to receipt of the information described in the final paragraph of this Section 1 from the Sellers, prepare and file with the Securities and Exchange Commission ("SEC"), before the later of (i) forty-five
(45) Calendar Days after the Closing Date; or (ii) ten (10) Calendar Days after receipt by Arcadia of the Audited Financial Statements and related independent accountants report and consent required by Section 4.11 of the Purchase Agreement (the "REQUIRED FILING DATE"), a Registration Statement on Form S-3 or such other form as is available to Arcadia to enable the resale of the Shares by the Sellers from time to time;

               (B) use its best efforts, subject to receipt of the information described in the final paragraph of this Section 1 from the Sellers, to cause the Registration Statement to become effective within ninety (90) Calendar Days after filing, or, in the event of a full review by the SEC, within one hundred twenty (120) Calendar Days after filing (the "REQUIRED EFFECTIVE DATE"). Notwithstanding the


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

foregoing, in the event that the Company is notified by the SEC that the Registration Statement will not be reviewed, or is no longer subject to further review and comments, the Required Effective Date shall be no later than five (5) Business Days following the Company's being so notified. If the Registration Statement has not been declared effective by the SEC on or before the Required Effective Date because of Arcadia's breach of this provision, then the Sellers shall be entitled to receive from Arcadia, pro rata, as their sole legal remedy for such breach, an aggregate number of shares of Common Stock equal to 1% of the number of Closing Shares for each month after the Required Effective Date that the Registration Statement is not declared effective, up to a maximum aggregate amount of 5% of the Closing Shares (the "Penalty Shares"). In the event of changes in the outstanding Common Stock of the Company by reason of a stock dividend, stock split, reverse stock split, reorganization, recapitalization, merger, consolidation, liquidation, separation, combination or exchange of stock, change in the Company's business structure or sale or transfer of all or any part of the Company's business or assets (referred to as a "Capital Adjustment"), the number of Penalty Shares shall be adjusted consistent with such Capital Adjustment;

               (C) use its best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement current and effective for a period ending on the earlier of (i) the date on which the Seller may sell all Shares received by such Seller in this Transaction pursuant to paragraph (k) of Rule 144 under the Securities Act or any successor rule ("RULE 144") or (ii) such time as all Shares received by such Seller in this Transaction have been sold pursuant to a registration statement or Rule 144, and to notify each Seller promptly upon the Registration Statement and each post-effective amendment thereto being declared effective by the SEC;

               (D) furnish to the Seller, at the Seller's request, the Registration Statement and the Prospectus in electronic format (including supplemental prospectuses), in order to facilitate the public sale or other disposition of all or any of the Shares by the Seller.

     Not less than five Trading Days prior to the filing of each Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to each Seller copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Sellers, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Sellers holding a majority of the Shares shall reasonably object in good faith, provided that, the Company is notified of such objection, including the substance of such objection, in writing no later than 5 Trading Days after the Sellers have been so furnished copies of such documents.

     It shall be a condition precedent to the obligations of Arcadia to take any action pursuant to this Section 1 that the Seller shall furnish to the Arcadia such information and representations requested by Arcadia regarding Seller, the Shares to be sold by Seller, and the intended method of disposition of such securities as shall be required to effect the registration of the Shares, amendments to the Registration Statement, and/or sale under Rule 144.

     2. TRANSFER OF SHARES AFTER REGISTRATION; SUSPENSION.

               (A) The Seller agrees that it will not effect any disposition or other transfer of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the


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

Securities Act other than transactions exempt from the registration requirements of the Securities Act and transactions pursuant to the Registration Statement, and that it will promptly notify Arcadia of any material changes in the information set forth in the Registration Statement regarding the Seller or its plan of distribution.

               (B) Except in the event that paragraph (c) below applies, Arcadia shall: (i) if deemed necessary by Arcadia, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (ii) provide the Seller with electronic access to any documents filed pursuant to Section 2(b)(i).

               (C) Subject to paragraph (d) below, in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by Arcadia of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any material changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then Arcadia shall promptly deliver a certificate in writing or electronically to the Seller (the "SUSPENSION NOTICE") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Seller will refrain from selling any Shares pursuant to the Registration Statement (a "SUSPENSION") until the Seller is advised in writing by Arcadia that the current Prospectus may be used, and has received electronic access to any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, Arcadia will use its commercially reasonable efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Seller. In the event that Arcadia fails to comply with the provisions of this Section 2(c), the sole remedy, at law or equity, available to the Seller shall be an action for specific performance. The Seller covenants that from the date hereof it will maintain in confidence the receipt and content of any Suspension Notice provided in accordance with this paragraph (c) in accordance with and subject to Section
4.6 of Annex I to the Securities Purchase Agreement.

               (D) If a Suspension is not then in effect, the Seller may sell Shares under the Registration Statement, provided that it complies with any applicable prospectus delivery requirements, applicable law, and the terms and conditions of this agreement.

               (E) In the event of a sale of Shares by the Seller, unless such requirement is waived by Arcadia in writing, the Seller, at the Seller's sole cost, must also deliver to Arcadia's transfer


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

agent, with a copy to Arcadia, such documentation reasonably requested by the transfer agent including, without limitation, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A, so that the Shares may be properly transferred.

               (F) Arcadia agrees that it shall, immediately prior to the Registration Statement being declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time the Registration Statement is effective, the transfer agent shall issue, in connection with the sale of the Shares, certificates representing such Shares without restrictive legend, provided the Shares are to be sold pursuant to the Prospectus contained in the Registration Statement and the transfer agent receives all of the documentation required by the transfer agent including the Certificate of Subsequent Sale in the form attached hereto as Exhibit "A."

Arcadia shall cause its transfer agent to issue a certificate without any restrictive legend to a purchaser of any Shares from the Seller at Seller's expense and upon request of Seller, if (a) the sale of such Shares is registered under the Registration Statement (including registration pursuant to Rule 415 under the Securities Act) and the Seller has delivered a Certificate of Subsequent Sale to the Transfer Agent; (b) the holder has provided Arcadia with an opinion of counsel reasonably acceptable to Arcadia, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Shares may be made without registration under the Securities Act; or (c) such Shares are sold in compliance with Rule 144 under the Securities Act. In addition, Arcadia shall, at the Seller's expense and upon request of the Seller, remove the restrictive legend from any Shares held by the Seller following the expiration of the holding period required by Rule 144(k) under the Securities Act (or any successor rule).

     3. INDEMNIFICATION. For the purpose of this Section 3:

               (A) the term "SELLING SHAREHOLDER" shall mean the Seller, the officers, directors, agents, and brokers and investment advisors of such Seller, each of their employes, and each person, if any, who controls the Seller within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act;

               (B) the term "REGISTRATION STATEMENT" shall mean the final Prospectus, supplement or amendment thereto (or deemed to be a part thereof) referred to in Section 1; and

               (C) the term "UNTRUE STATEMENT" shall mean any material untrue statement, or any material omission of a statement of a material fact required to be made therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading.

               (D) (i) Arcadia agrees to indemnify and hold harmless each Selling Shareholder from and against any losses, liabilities, claims, damages, cost or expenses (including without limitation reasonable attorneys fees) (collectively "Losses") which such Selling Shareholder may incur (under the Securities Act or otherwise) insofar as such Losses or damages arise out of (i) any Untrue Statement of a material fact, or alleged Untrue Statement, contained in the Registration Statement, any prospectus or form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus; or (ii) any inaccuracy in the representations of Arcadia contained in this Agreement. Arcadia will reimburse such Selling Shareholder for any reasonable legal expense incurred or any out of pocket expenses reasonably incurred in defending any such claim or action; provided, however, that Arcadia shall not be liable in any such case to the extent that such Loss arises out of, or is based upon, an Untrue Statement made in such Registration Statement in reliance upon and in conformity with written information furnished to Arcadia by or on behalf of such Selling Shareholder for use in preparation of the

Registration Statement, or any inaccuracy in representations made by such Selling Shareholder in the Seller Questionnaire, in either case provided that the Selling Shareholder has been provided a reasonable opportunity to review the prospectus, registration statement, amendment or supplement before its use or filing.

                    (II) The Seller agrees to indemnify and hold harmless Arcadia (and each person, if any, who controls Arcadia within the meaning of Section 15 of the Securities Act, each officer of Arcadia who signs the Registration Statement and each director of Arcadia) from and against any losses, liabilities, claims, damages, cost or expenses (including without limitation reasonable attorneys fees) (collectively "Losses") to which Arcadia (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such loss or damage (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any Untrue Statement of a material fact contained in the Registration Statement any prospectus or form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus if, and only if, such Untrue Statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Seller specifically for use in preparation of the Registration Statement, provided that the Seller has been provided a reasonable opportunity to review the prospectus, registration statement, amendment or supplement before its use or filing; or (ii) any inaccuracy in the representations of the Seller contained in this Agreement. The Seller will reimburse Arcadia (or such officer, director or controlling person), as the case may be, for any reasonable legal expense or other actual accountable out-of-pocket expenses reasonably incurred in defending any such claim, action or proceeding.

                    (III) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 3 (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this Section 3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof (unless it has failed to assume the defense thereof and appoint counsel reasonably satisfactory to the indemnified party), such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could reasonably have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.


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

                    (IV) If the indemnification provided for in this Section 3 is unavailable to or insufficient to hold harmless an indemnified party under paragraphs 3(d)(i) or 3(d)(ii) above in respect of any loss or damage (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss or damage (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of Arcadia on the one hand and the Seller on the other in connection with the statements or omissions or other matters which resulted in such loss or damage (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by Arcadia on the one hand or the Seller on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. Arcadia and the Seller agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Sellers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the loss or damage (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any reasonable legal fees incurred by such indemnified party in connection with defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Sellers' obligations in this subsection to contribute are several in proportion to their sales of Shares to which such loss relates and not joint.

               (E) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 3 fairly allocate the risks in light of the ability of the parties to investigate Arcadia and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.

     4. TERMINATION OF CONDITIONS AND OBLIGATIONS. The conditions precedent imposed by this Agreement upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to Arcadia shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

     5. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the Business Day received, (ii) if delivered by nationally recognized overnight carrier, one (1) Business Day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two (2) Business Days after timely delivery to such carrier, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:


                                        6

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               (A)  if to Arcadia, to:

                    Arcadia Resources, Inc.
                    405 5th Avenue South, Suite 6
                    Naples, FL 34102
                    Attention: Chairman and CEO
                    Telephone: (239) 434-8884
                    Fax: (239) 434-5858

                    with a copy to:

                    Kerr, Russell and Weber, PLC
                    Attention: Patrick Haddad
                    500 Woodward Ave., Suite 2500
                    Detroit, MI 48226-3427
                    Telephone: (313) 961-0200
                    Fax: (313) 961-0388

               (B) if to another party, at its address on the signature page to the Purchase Agreement.

     6. AMENDMENTS; WAIVER. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by Arcadia and the Seller. Any waiver of a provision of this Agreement must be in writing and executed by the party against whom enforcement of such waiver is sought.

     7. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     8. ENTIRE AGREEMENT; SEVERABILITY. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     9. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Michigan, without giving effect to the principles of conflicts of law.

     10. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                        Dated as of: February ____, 2007

ARCADIA RESOURCES, INC.                 PRAIRIE STONE PHARMACY, LLC


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

                                        AMERISOURCEBERGEN DRUG CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

LUNDS, INC.                             LFHI RX, LLC


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


-------------------------------------   ----------------------------------------
MARVIN R. RICHARDSON                    JOHN J. BRADY


-------------------------------------
LEWIS P. ZEIDNER

                 [REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]

                                    EXHIBIT A

                             ARCADIA RESOURCES, INC.
                         CERTIFICATE OF SUBSEQUENT SALE

National City Bank

______________________

______________________

     RE: Sale of Shares of Common Stock of Arcadia Resources, Inc. (the
         "Company") pursuant to the Company's Prospectus dated _______________, 20__ (the "Prospectus")

Dear Sir/Madam:

     The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the Shares pursuant to the Prospectus and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

     Selling Shareholder (the beneficial owner): _______________________________

     Record Holder (e.g., if held in name of nominee): _________________________

     Restricted Stock Certificate No.(s): ______________________________________

     Number of Shares Sold: ____________________________________________________

     Date of Sale: _____________________________________________________________

     In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

Dated:                                  Very truly yours,
       ------------------------------


                                        By:
                                            ------------------------------------
                                        Print Name:
                                                    ----------------------------
                                        Title:
                                               ---------------------------------


                                       A-1